UNCONDITIONAL AND IRREVOCABLE GUARANTY OF PAYMENT
                -------------------------------------------------

DATE:           DECEMBER 1, 1999

PRINCIPAL:      EFFICIENCY LODGE, INC.

LENDER:         CROWN GROUP, INC. AND CHADCO, INC.

GUARANTOR:      W. RAY BARNES

NOTE: THAT CERTAIN PROMISSORY NOTE DATED AS OF DECEMBER 1, 1999, MADE BY PRINCIPAL IN FAVOR OF LENDER IN THE TOTAL PRINCIPAL AMOUNT OF $797,040.83 (THE "NOTE").

    In consideration of the sum of Ten Dollars ($10.00) cash in hand paid and other valuable considerations, as well as for the purpose of seeking to induce Lender to extend or renew credit to Principal, the undersigned (herein called the "undersigned" or "Guarantor") does hereby irrevocably guarantee to Lender and to Lender's endorsees, transferees, successors or assigns of either this Unconditional and Irrevocable Guaranty of Payment ("Guaranty") or any of the obligations secured hereunder, or both, the prompt payment of all amounts due under the Note given by Principal and payable to Lender, including any renewals, modifications or extensions thereof. The undersigned does further agree that if the Note is not paid by Principal in accordance with its terms, the undersigned will immediately make the payments required and perform the obligations of Principal thereunder.

    The undersigned agrees to pay all costs of collection and reasonable attorney's fees (including attorney's fees incurred in negotiations and trial and appellate proceedings) incurred by Lender in enforcing or attempting to enforce this Guaranty upon the default of Principal.

    The undersigned further waives notice of the acceptance of this Guaranty, or of any default by Principal, except that Principal shall give 15 days written notice to Guarantor prior to initiating legal action hereunder.

    Lender shall have the right to proceed against the undersigned without first proceeding against Principal or any property securing payment of the Note.

    The undersigned acknowledges receipt of good, valuable and sufficient consideration for his making of this Guaranty.

    The undersigned hereby waives any right or claim of right to cause a marshalling of any of Principal's assets or the assets of any other party now or hereinafter held as security for the Note.

    In case of the dissolution, liquidation or insolvency of the Principal, or in case of any bankruptcy, reorganization, arrangement, adjustment, composition or other proceeding under any bankruptcy or insolvency laws instituted by or against Principal or in the event any receivership proceeding is instituted by or against Principal, the obligations covered by this Guaranty shall immediately become due and payable by the undersigned without notice to or further consent from the undersigned.

    The undersigned will not assert any right to which it may be or become entitled, whether by subrogation, contribution or otherwise, against the Principal, except after payment in full of all amounts (including costs and expenses) which may be or become payable in respect of or under the Note.

    This Guaranty is irrevocable. This Guaranty and all obligations of the undersigned hereunder shall terminate and cease only at the time Lender receives payment in full of all sums payable to it by Principal under the Note.

    The undersigned agrees that this Guaranty shall inure to the benefit of and may be enforced by Lender or Lender's endorsees, transferees, successors and assigns, and shall be binding upon and enforceable against the undersigned and its legal representatives, heirs, successors and/or assigns.

    This Guaranty shall be governed by the laws of the State of Florida and the undersigned hereby consents to the jurisdiction of the courts of such jurisdiction and to being sued therein. The venue of any action brought hereunder shall be, at the election of Lender, in state court in Escambia County, Florida, and the undersigned hereby specifically submits to said venue and to the jurisdiction of the courts of such jurisdiction, expressly waiving the right to seek jurisdiction or venue in any other county or state.

    Notwithstanding anything to the contrary contained in this Guaranty or in the Note, it is the intent of the parties that any interest for which the undersigned is obligated hereunder shall not exceed the maximum amount of interest permitted to be enforced against the undersigned under the governing law specified above.

    IN WITNESS WHEREOF, the undersigned has executed and delivered this instrument under seal effective as of the date first above written.


                                  /s/ W. Ray Barnes
                                  W. Ray Barnes

STATE OF GEORGIA

COUNTY OF COBB

    The foregoing instrument was acknowledged before me this 1st day of December, 1999, by W. Ray Barnes, who is personally known to me.


                                  /s/ Leo W. Clifton, Jr.
(SEAL)                            NOTARY PUBLIC

                                  My Commission Expires:  December 28, 2000




                                       2